Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of India Globalization Capital, Inc. (the “Company”) for the quarter ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Cherin, CFO and Treasurer (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

India Globalization Capital, Inc.

Date: February 21, 2017	By:	/s/ John Cherin
John Cherin
CFO and Treasurer (Principal Financial and Accounting Officer)